Unit Based Compensation	12 Months Ended
Dec. 31, 2015
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Unit Based Compensation
17.	Unit Based Compensation

During the year ended December 31, 2015, a total of 14,603 common units, with an aggregate value of $0.3 million, were granted and issued to the non-management directors of the general partner as part of their annual compensation for 2015.

The Partnership grants restricted unit-based compensation awards as incentive-based compensation to certain employees of Teekay Corporation’s subsidiaries that provide services to the Partnership. During March 2015, 2014 and 2013, the Partnership granted restricted unit-based compensation awards with respect to 102,834, 67,569 and 63,309 units, respectively, with aggregate grant date fair values of $2.1 million for 2015 and 2014 and $1.8 million for 2013, based on the Partnership’s closing unit price on the grant dates. Each restricted unit is equal in value to one of the Partnership’s common units. Each award represents the specified number of the Partnership’s common units plus reinvested distributions from the grant date to the vesting date. The awards vest equally over three years from the grant date. Any portion of an award that is not vested on the date of a recipient’s termination of service is cancelled, unless their termination arises as a result of the recipient’s retirement and, in this case, the award will continue to vest in accordance with the vesting schedule. Upon vesting, the awards are paid to each grantee in the form of common units or cash.

During the year ended December 31, 2015, restricted unit-based awards with respect to a total of 48,488 common units with a fair value of $1.5 million, based on the Partnership’s closing unit price on the grant date, vested and the amount paid to the grantees was made by issuing 12,612 common units and by paying $0.5 million in cash.

During the year ended December 31, 2014, restricted unit-based awards with respect to a total of 20,988 common units with a fair value of $0.6 million, based on the Partnership’s closing unit price on the grant date, vested and the amount paid to the grantees was made by issuing 6,584 common units and by paying $0.3 million in cash.

The Partnership recorded unit-based compensation expense of $0.9 million, $1.9 million and $0.9 million, during the years ended December 31, 2015, 2014 and 2013, respectively, in general and administrative expenses in the Partnership’s consolidated statements of income.

As of December 31, 2015 and December 31, 2014, liabilities relating to cash settled restricted unit-based compensation awards of $0.4 million and $1.0 million, respectively, were recorded in accrued liabilities on the Partnership’s consolidated balance sheets. As at December 31, 2015, the Partnership had $0.8 million of non-vested awards not yet recognized, which the Partnership expects to recognize over a weighted average period of 1.0 years.